SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Wauwatosa Holdings, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1) Title of each class of securities to which transaction applies:
         .............................................

         2) Aggregate number of securities to which transaction applies:

         .............................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .............................................
         4) Proposed maximum aggregate value of transaction:

         .............................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:

4) Date Filed:

                       [Wauwatosa Holdings, Inc. Logo]

_____ 2008



Dear Fellow Shareholder,

     We invite you to attend the Wauwatosa Holdings, Inc. Special Meeting of Shareholders, which will be held at the Wauwatosa Savings Bank Corporate Office, 11200 West Plank Court, Wauwatosa, Wisconsin at 10:00 a.m., Central Time, on ____, __________, 2008.

     For this Special Meeting of Shareholders, we are furnishing proxy materials to our shareholders over the Internet, as permitted by new rules adopted by the Securities and Exchange Commission. You may read, print and download our Proxy Statement at www.proxyvote.com. On _______, 2008, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail. If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.

     You may vote your shares by internet, by telephone, by regular mail or in person at the special meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

     The proxy materials describe the formal business to be transacted at the special meeting. On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the special meeting. This will not prevent you from voting in person, but will assure that your vote is counted.


Sincerely,

/s/ Douglas S. Gordon

DOUGLAS S. GORDON
Chief Executive Officer

                            WAUWATOSA HOLDINGS, INC.

                               11200 W. Plank Ct.
                           Wauwatosa, Wisconsin 53226
                                 (414) 761-1000

                        ------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON _____, 2008

                        -----------------------------


To the Shareholders of Wauwatosa Holdings, Inc.:

         The special meeting of shareholders of Wauwatosa Holdings, Inc. will be held on _______, ____________, 2008, at 10:00 a.m., Central Time, at the
Wauwatosa Savings Bank Corporate Office, 11200 West Plank Court, Wauwatosa, Wisconsin for the following purposes:

                (1) Approving an amendment to Wauwatosa Holdings, Inc.'s charter to change Wauwatosa Holdings, Inc.'s name to Waterstone Financial, Inc.; and
                (2) Transacting such other business as may properly come before the special meeting or any adjournment thereof.

         The board of directors has fixed the close of business on _______, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote at the special meeting. Lamplighter Financial, MHC, our mutual holding company, owns 73.76% of our outstanding shares and intends to vote its shares in favor of the proposals described in this proxy statement.

         We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the special meeting. Please read it carefully.

                                             By Order of the Board of Directors

                                             /s/ William F. Bruss

                                             William F. Bruss
                                             Senior Vice President and Secretary
Wauwatosa, Wisconsin
_______, 2008

                                 PROXY STATEMENT

                            WAUWATOSA HOLDINGS, INC.
                               11200 W. Plank Ct.
                           Wauwatosa, Wisconsin 53226
                                 (414) 761-1000
                             ----------------------

                             SOLICITATION AND VOTING

    This proxy statement and accompanying proxy card are furnished to the shareholders of Wauwatosa Holdings, Inc. in connection with the solicitation of proxies by the Wauwatosa Holdings board of directors for use at the special meeting of Wauwatosa Holdings shareholders on ________, ________, 2008, and at any adjournment of the meeting. We are mailing the proxy materials to shareholders beginning on or about _________, 2008.

    Record Date and Meeting Information. The board of directors has fixed the close of business on ________, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and any adjournment thereof. Only holders of record of our common stock, the only class of voting stock of Wauwatosa Holdings outstanding, on the record date are entitled to notice of and to vote at the special meeting. Each share of common stock is entitled to one vote. At the record date, there were 31,250,897 shares of common stock validly issued and outstanding.

    The board of directors of Wauwatosa Holdings knows of no matters to be acted upon at the special meeting other than as set forth in the notice attached to this proxy statement. If any other matters properly come before the special meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.

    Voting Your Shares. Any shareholder entitled to vote at the special meeting may vote either in person or by a properly executed proxy. Shares represented by properly executed proxies received by Wauwatosa Holdings will be voted at the special meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked. If no voting instructions are given on a properly executed proxy, the shares will be voted FOR the charter amendment to change the name of Wauwatosa Holdings, Inc. to Waterstone Financial, Inc.

    A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date or by voting in person at the special meeting. Attendance at the special meeting will not in itself constitute revocation of a proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the special meeting.

    Shares in Employee Plans. Any shareholder who owns shares through an allocation to that person's account under the Wauwatosa Savings Bank Employee Stock Ownership Plan (the "ESOP") will receive a separate proxy card to instruct the ESOP's Trustee how to vote those shares. The ESOP Trustee, Marshall & Ilsley Trust Company NA, will vote shares allocated to those employees' ESOP accounts in accordance with the participant's voting instructions on the proxies. The ESOP administrator may vote, in its discretion, unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated. It is expected that those shares will be voted for the proposal.

    Shares Held by Charitable Foundation. Under applicable regulations and the terms of the Plan of Reorganization pursuant to which Wauwatosa Savings Bank converted into the mutual holding company form, the Waukesha County Community Foundation, Inc. must vote all shares of Wauwatosa Holdings common stock held by it in the same ratio as all other shares of Wauwatosa Holdings voted on any proposal by Wauwatosa Holdings' shareholders. On the record date, the Waukesha County Community Foundation held ______ shares of Wauwatosa Holdings common stock.

    Quorum and Required Vote. A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the special meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum. The inspector of election appointed by the board of directors will count the votes and ballots at the special meeting.

    The affirmative vote of a majority of our shares of common stock outstanding in person or by proxy at the special meeting is required to approve the charter amendment to change the name of Wauwatosa Holdings, Inc. to Waterstone Financial, Inc. An abstention or broker non-vote will have the same effect as a vote against the charter amendment.

    Lamplighter Financial MHC owns approximately 74% of the outstanding shares of Wauwatosa Holdings common stock as of the record date. Lamplighter Financial intends to vote all of its shares in favor of the proposal, which means that its passage is assured.

    Expenses and Solicitation. We will pay expenses in connection with the solicitation of proxies. Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication. Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses. Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonable expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The table below sets forth information regarding the beneficial ownership of Wauwatosa Holdings common stock on the record date by each director, by each executive officer, by holders of 5% or more of our shares of common stock and by all of our directors and executive officers as a group. None of the shares beneficially owned by our directors or officers are pledged as collateral for loans.

                                         Number of Shares and
                                          Nature of Beneficial          Percent
 Name of Beneficial Owner                     Ownership (1)(2)          of Class
 ------------------------                   --------------------        --------

 Lamplighter Financial, MHC(4)...........          23,050,183            73.76%

 Rebecca M. Arndt........................              18,063               *
 Donald P. Bray..........................                   0               *
 William F. Bruss........................              31,359               *
 Thomas E. Dalum.........................              48,351               *
 Douglas S. Gordon.......................             203,338               *
 Michael L. Hansen.......................             185,844               *
 Richard C. Larson.......................              45,493               *
 Patrick S. Lawton.......................             153,275               *
 Stephen J. Schmidt......................              36,500               *
 All directors and executive officers
    as a group (9 persons) ((3))........           1,255,285             4.02%
------------------
*   Less than 1.0%
(1) Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares. Number of shares identified as indirect, beneficial ownership with shared voting and dispositive power: Ms. Arndt - 1,875; Mr. Bruss - 7,859; Mr. Dalum - 13,351; Mr. Gordon - 13,209; Mr.
    Hansen - 145,000; Mr. Larson - 7,993; Mr. Lawton - 19,600; group - 751,949.
    See also note (3) below.
(2) Includes the following shares subject to options exercisable within 60 days of the record date: Ms. Arndt - 5,000; Messrs. Bruss, Dalum, Hansen, Larson, Lawton and Schmidt - 10,000 shares each; Mr. Gordon - 50,000; all directors and executive officers as a group - 118,000.
(3) The total for the group (but not any individual) includes 533,062 unallocated shares held in the ESOP, as to which voting and dispositive power is shared. As administrator, Wauwatosa Savings Bank (through its board) may vote, in its discretion, shares which have not yet been allocated to participants. Employees may vote the shares allocated to their accounts; the administrator will vote unvoted shares in its discretion. Allocated shares are included only if allocated to executive officers, in which case they are included in those individuals' (and the group's) beneficial ownership.
(4) The mailing address of Lamplighter Financial, MHC is 11200 W Plank Ct., Wauwatosa, WI 53226.

         The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

  PROPOSAL- CHARTER AMENDMENT TO CHANGE THE NAME OF WAUWATOSA HOLDINGS, INC. TO
                           WATERSTONE FINANCIAL, INC.

General Description of the Amendment

     The amendment would change the name of Wauwatosa Holdings, Inc. to Waterstone Financial, Inc. The form of amendment of the charter is attached hereto as Appendix A.

Wauwatosa Holdings Reasons for the Amendment

         Wauwatosa Holdings' board of directors has concluded that the name Wauwatosa Holdings, Inc. no longer reflects the institution's geographic market as its subsidiary bank, Wauwatosa Savings Bank, has expanded its banking activities beyond Wauwatosa, Wisconsin. During the month of February, 2008, Wauwatosa Savings Bank invited its customers and members of the community to take part in helping choose Wauwatosa Savings Bank's new name. Waterstone Bank SSB was selected and will officially become the name of the bank in May, 2008. Accordingly, the board of directors has decided to match the holding company's name with the new name of the bank. The board of directors believes the charter amendment is in the best interests of the shareholders.

Stock Certificates

         If the amendment to change the name of Wauwatosa Holdings is approved by shareholders, registered shareholders are not required to submit their current stock certificates to Wauwatosa Holdings' transfer agent, Registrar and Transfer Company, for new stock certificates. Stock certificates of registered shareholders will continue to entitle registered shareholders to all of the rights and privileges as a shareholder and may be freely transferred subject to any applicable laws or regulations.

Recommendation and Vote Required

         The approval of the charter amendment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Wauwatosa Holdings common stock on the record date in person or by proxy at the special meeting. An abstention or broker non-vote will have the same effect as a vote against the charter amendment.

         Lamplighter Financial MHC owns approximately 74% of the outstanding shares of Wauwatosa Holdings common stock as of the record date. Lamplighter Financial intends to vote all of its shares in favor of the proposal, which means that its passage is assured.

         Wauwatosa Holdings' board of directors unanimously recommends that its shareholders vote "For" the approval of the charter amendment to change the name of Wauwatosa Holdings, Inc. to Waterstone Financial, Inc.

                        SHAREHOLDER PROPOSALS AND NOTICES

         Shareholder proposals must be received by the Secretary of Wauwatosa Holdings, William F. Bruss, no later than November 28, 2008 in order to be considered for inclusion in the 2009 annual meeting proxy materials pursuant to SEC Rule 14a-8.

         Under SEC rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Wauwatosa Holdings at least 45 days prior to the month and day of mailing the prior year's proxy statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. Therefore, any such matters must be received by February 8, 2009 in the case of the 2009 annual meeting of shareholders.

         Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary. To be timely a shareholder's notice must be delivered to or mailed and received at our principal executive offices no later than 30 days before the date of the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business, (c) the class and number of shares of Wauwatosa Holdings, Inc. which are beneficially owned by the shareholder, and
(d) any material interest of the shareholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

                                             By Order of the Board of Directors


                                              /s/ William F. Bruss

                                             William F. Bruss
                                             Senior Vice President and Secretary


Wauwatosa, Wisconsin
________, 2008

         We will provide a copy of our Form 10-K (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to: Richard C. Larson, Chief Financial Officer, Wauwatosa Holdings, Inc., 11200 W Plank Ct, Wauwatosa, WI 53226. The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SECs website at www.sec.gov.
                -----------

                                   APPENDIX A

                  CHARTER AMENDMENT OF WAUWATOSA HOLDINGS, INC.


    Section 1. Corporate Title. The full corporate title of the Mutual Holding Company subsidiary holding company is Waterstone Financial, Inc. (the "Company").

                                 REVOCABLE PROXY

                            WAUWATOSA HOLDINGS, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                  _______, 2008

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wauwatosa Holdings, Inc. ("Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Special Meeting") to be held at the Wauwatosa Savings Bank Corporate Office, 11200 West Plank Court, Wauwatosa, Wisconsin, at 10:00 a.m., Central Time, on _____, 2008. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                 FOR        AGAINST      ABSTAIN
                                                 ---        -------      -------
1.  The approval of an amendment to
    Wauwatosa Holdings, Inc.'s charter to
    change Wauwatosa Holdings, Inc.'s name to Waterstone Financial, Inc.


The Board of Directors recommends a vote "FOR" the Proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated ________, 2008.


Dated: _________________________            [ ]        Check Box if You Plan
                                                       to Attend Special Meeting


-------------------------           -------------------------
PRINT NAME OF SHAREHOLDER           PRINT NAME OF SHAREHOLDER


-------------------------           ------------------------
SIGNATURE OF SHAREHOLDER            SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
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